UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2011

JoS. A. Bank Clothiers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Hanover Pike Hampstead, Maryland	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (410) 239-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

On May 9, 2011,  JoS. A. Bank Clothiers, Inc. (the “Company”) issued a press release (the “Press Release”) in which the Company announced that it will be delivering a presentation at the Bank of America Merrill Lynch Small and Mid Cap Conference at the Boston Harbor Hotel in Boston, Massachusetts on Wednesday, May 11, 2011.  Additionally the Company announced that it will be participating in the Janney Montgomery Scott 2011 Consumer Conference at The State Room in Boston, Massachusetts on May 23 and May 24, 2011. A copy of the Press Release is attached as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number           Description
------------        ----------------
99.1                 Press Release dated May 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JoS. A. Bank Clothiers, Inc.
(Registrant)

		By:	/s/ R. Neal Black
R. Neal Black
President and Chief Executive
Officer and Director

Dated:	May 9, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 9, 2011

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